                                   L E A S E
                                   ---------
          1.  PARTIES. This Lease is made this 10th day of June, 1998, by and
              -------
between MAPLEWOOD OFFICE CENTER LIMITED PARTNERSHIP, a Pennsylvania Limited Partnership, hereinafter called "Landlord", and ELECTRONIC SUBMISSION PUBLISHING SYSTEMS, INC., a Delaware corporation, hereinafter called "Tenant."

          Tenant by Lease dated June 1, 1994, which Lease was amended by First Amendment of Lease dated October 24, 1995 (together, the "215 Lease"), leased certain premises comprising 5,547 rentable square feet of space in the building known as 1300 Virginia Avenue, Fort Washington, PA (hereinafter, along with adjacent land, called the "Building") as outlined on the diagram attached hereto as Exhibit A and designated as "Suite 215".
   ---------

          Tenant by Lease dated September 10, 1997 (the "240 Lease"), leased certain premises comprising 2,520 rentable square feet of space in the Building as outlined on the diagram attached hereto as Exhibit A and designated as "Suite
                                              ---------
240".

          Tenant desires to lease in the Building certain premises comprising
(a) 2,034 rentable square feet of space, designated as "Suite 120", (b) 3,390 rentable square feet of space, designated as "Suite 122", (c) 889 rentable square feet of space, designated as "Suite 123", (d) 2,306 rentable square feet of space, designated as "Suite 128", (e) 1,454 rentable square feet of space, designated as "Suite 140", and (f) 3,600 rentable square feet of space, designated as "Suite 220", each as outlined on the diagram attached hereto as Exhibit A.
---------

          Landlord and Tenant desire to enter into a new lease agreement with respect to Suite 215, to be effective July 15, 1999, to amend and restate in its entirety the 240 Lease, to be effective January 1, 1999, and to enter into a new lease agreement with respect to Suites 120, 122, 123, 128, 140 and 220, to be effective as of the Commencement Date (as hereinafter defined) applicable to each such Suite.

          As used herein, the term the "Premises" shall include each of Suites 215, 240, 120, 122, 123, 128, 140 and 220, as of the Commencement Date
applicable to each Suite.

          Suites 215, 240, 120, 122, 123, 128, 140 and 220 are sometimes referred to herein individually as a "Suite" and collectively as the "Suites".

          2.  PREMISES. Landlord, for and in consideration of the rent to be
              --------
paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby lease, demise and let unto Tenant the Premises, together with the non-exclusive use of the Building common areas, as described in
Article 9, on the terms and conditions set forth in this Lease.
---------

          3.  TERM. The term of this Lease and Tenant's obligation to pay rent
              ----
hereunder shall commence as follows:

              (a)   With respect to Suite 215, on July 15, 1999;
              (b)   With respect to Suite 240, on January 1, 1999; and

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              (c)   With respect to Suites 120, 122, 123, 128, 140 and 220, upon
(i) the date when each such Suite is ready for occupancy, or (ii) the date when Tenant shall take possession and occupy each such Suite, whichever of said dates shall occur first. A Suite shall be deemed ready for occupancy when Landlord has substantially completed the Landlord's Work (as defined in Exhibit B attached hereto). The term "substantial completion" or "substantially complete" as used in this Lease shall be construed to mean such completion as shall enable Tenant to reasonably and conveniently use and occupy such Suite for the conduct of its ordinary business even though minor details, decorations and mechanical adjustments remain to be completed by Landlord. Landlord will give Tenant written notice of at least ten (10) days in advance of the date when Landlord expects each Suite to be ready for occupancy by Tenant.

              Each date of commencement as defined above is hereinafter called the "Commencement Date", and as to each of Suites 120, 122, 123, 128, 140 and 220 shall be confirmed by Landlord and Tenant by the execution of the Confirmation of Lease Term attached hereto as Exhibit D.

              The term of this Lease shall end on the last day of the 60th month following the month in which the latest Commencement Date occurs, unless sooner terminated as hereinafter provided.

          4.  CONSTRUCTION OF PREMISES. Landlord shall, without cost to Tenant
              ------------------------
(except as otherwise provided in Exhibit B hereto), and in a good and workmanlike manner, do that portion of the construction and other items of work in certain Suites designated as "Landlord's Work" in Exhibit B which is attached hereto and made a part hereof. All of Landlord's Work will be warranted against defects for a period of one-year after the Commencement Date applicable to each such Suite.

          5.  BASE RENT.
              ---------

              (a) Base Rent During the term hereof, Tenant shall pay to Landlord as rent, the annual rentals for each Suite specified in this paragraph
                                                                      ---------
5(a) ("Base Rent"), payable in advance without set off or deduction on the first
----
business day of each calendar month in equal monthly installments, beginning on the Commencement Date applicable to such Suite and continuing until the expiration of the Lease. In the event the Commencement Date is a day other than the first day of a calendar month, the Tenant shall pay to the Landlord, on or before the Commencement Date, a pro rata portion of the monthly installment of rent, such pro rata portion to be based on the number of days remaining in such partial month after the Commencement Date. Base Rent for each Suite payable during the term hereof is as follows:

             Suite 215      $8,251.00 per month
             Suite 240      $3,392.00 per month
             Suite 120      $2,965.00 per month
             Suite 122      $4,944.00 per month
             Suite 123      $1,296.00 per month
             Suite 128      $3,363.00 per month
             Suite 140      $2,120.00 per month
             Suite 220      $5,250.00 per month

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

          (b) Additional Rent Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Base Rent herein reserved, and said additional amount so to be paid is not designated as "Additional Rent", then said amount shall nevertheless, at the option of Landlord, if not paid when due, be deemed "Additional Rent" and be collectible as such with any installment of Base Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same became due and payable hereunder, or limit any other remedy of Landlord.

          (c) All Base Rent and Additional Rent shall be paid when due without demand at the office of Maplewood Office Center Limited Partnership, c/o BR Management, Inc., 1500 Market Street, Suite 3000, Philadelphia, PA 19103, or at such other place as Landlord may from time to time direct. All checks shall be made payable to Maplewood Office Center Limited Partnership.

          (d) Security Deposit--Landlord acknowledges receipt on or before the date of the execution hereof from Tenant of the sum of $11,721.00, to be held, along with the amount of $19,860.00 previously deposited with Landlord, as collateral security for the payment of any rentals and other sums of money payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant hereunder; the amount of said deposit, without interest, to be repaid to Tenant after the termination of this Lease and any renewal thereof, provided Tenant shall have made all such payments and performed all such covenants and agreements. Upon any default by Tenant hereunder, all or part of said deposit may, at Landlord's sole option, be applied on account of such default, and thereafter Tenant shall promptly restore the resulting deficiency in said deposit to be held by Landlord.

     6.   OPERATION AND MAINTENANCE COSTS AND ADDITIONAL RENT.
          ---------------------------------------------------

          (a) The costs and expenses of the operation, maintenance and repair of the Building (hereinafter referred to as "Operation and Maintenance Costs") shall include, without limitation, the actual, reasonable cost and expense to Landlord of the following items:

                 (1) All wages, salaries and fees of all employees and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance and all other employee benefits relating thereto;

                 (2) All supplies and materials used in the management, operation, repair, replacement, maintenance and security of the Building;

                 (3) All utilities consumed by the Building and the servicing thereof, including but not limited to electricity (except such as is paid by tenants in connection with use of their respective premises and such other measured usage paid separately by Tenant as set forth in paragraph 13(a)(2)),
                                                         -------------------
including, without limitation, gas, water and sewer.

                 (4) All maintenance repair and replacement costs for the operation, repair, replacement, maintenance, and security of the Building including, without limitation, sidewalks, landscaping, snow removal, signs (other than tenant signs), service areas, mechanical rooms, parking and plaza areas, Building exterior, driveways, including any assessments against the Building pursuant to any covenants, conditions or restrictions, reciprocal easement agreements, tenancy in common agreements or similar restrictions or agreements, painting, decorating and furbishing of the Building and repairing, restriping and resurfacing the parking facilities and parking areas of the Building, window cleaning, security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevator and landscaping for the Building;


                 (5) All fire and extended coverage (with all risk coverage) insurance and comprehensive general liability insurance for the Building (including all common areas) and Landlord's personal property and fixtures used in connection therewith;

                 (6)  All cleaning and janitorial services for the Building;

                 (7) Depreciation on window blinds and flooring in public corridors and common areas provided by Landlord;

                 (8) The cost of any capital improvements made for the purpose of reducing operating expenses or which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building as of the date of this Lease, which cost shall be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the rate of two (2%) percent per annum in excess of the Prime Rate being charged by Mellon Bank, NA as of the date on the first invoice presented by the contractor performing the capital improvements;

                 (9) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first class office building; provided, however, that the following shall be excluded from the term "Operation and Maintenance Costs": (i) expenses for any capital improvements made to the Building, except as provided in paragraph 6(a)(8); (ii)
                                                         -----------------
expenses for repairs or other work occasioned by fire, windstorm or other insured casualty; (iii) expenses incurred in leasing or procuring new tenants (e.g., for lease commissions, advertising expenses and expenses of renovating space for new or existing tenants); (iv) legal expenses in enforcing the terms of any lease; and (v) interest or amortization payments on any mortgage or mortgages.

          (b)    "Real Estate Taxes", for the purposes of this Article 6, shall
                                                               ---------
mean all gross real property taxes, charges and assessments (including any special assessments) which are levied, assessed or imposed by any governmental authority with respect to the land and the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to and/or in lieu of such real or personal property taxes (including, without limitations, any municipal income tax, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building), but shall not include any federal or state income tax, or franchise, capital stock, estate or inheritance taxes. In the event that the tax statement from the taxing authority does not allocate assessments with respect to the Building and assessments relating to any other improvements located upon the land upon which the Building is situated, Landlord shall make a reasonable determination of the proper allocation of such assessment.

          (c)    (1)  "Base Year" shall be defined as calendar year 1998;

                 (2) "Comparison Year" shall be defined as each calendar year (or part thereof) following the Base Year and included in the term of this Lease, including any renewal thereof; and

                 (3) "Tenant's Percentage" shall be as set forth below, which is the ratio that the rentable square foot area of each Suite bears to the total rentable square foot area of office space in the Building (i.e., 100,234 rentable square feet).

                        Suite 215    5.53%
                        Suite 240    2.51%
                        Suite 120    2.03%
                        Suite 122    3.38%
                        Suite 123    0.89%
                        Suite 128    2.30%
                        Suite 140    1.45%
                        Suite 220    3.59%

          (d) For each Comparison Year, Tenant shall pay Landlord, as Additional Rent, Tenant's Percentage of:

                 (1) increase in the Real Estate Taxes for such Comparison Year over the Real Estate Any Taxes for the Base Year; and

                 (2) Any increase in Operating and Maintenance Costs for such Comparison Year over the Operation and Maintenance Costs for the Base Year.

          (e) During each Comparison Year, Landlord and Tenant agree that Tenant shall pay monthly, in advance, an amount equal to one-twelfth of Tenant's estimated annual Operation and Maintenance Costs and Real Estate Taxes Additional Rent due for such Comparison Year. For each comparison Year, Landlord shall make an estimate of Tenant's Operation and Maintenance Costs and Real Estate Taxes Additional Rent and notify Tenant as to such estimate on or about December 15th of the preceding year.

          (f) On or about May 1 of each Comparison Year commencing with the 2nd Comparison Year, Landlord shall submit to Tenant a statement setting forth the actual Operation and Maintenance Costs and Real Estate Taxes for the Building for the preceding Comparison Year and Tenant's Percentage of the increase thereof above the Operation and Maintenance Costs and Real Estate Taxes for the Base Year. Within thirty (30) days after delivery of such statement to Tenant, any necessary adjustment shall thereupon be made between Landlord and Tenant to reflect any difference between Tenant's estimated payments under paragraph 6(e) above and Tenant's Percentage of the increase in the actual
--------------
Operation and

Maintenance Costs and Real Estate Taxes for the preceding Comparison Year above the Operation and Maintenance Costs for the Base Year. In no event, however, shall the monthly rent paid by Tenant be less than the Base Rent set forth in paragraph 5(a).
--------------

          (g)    All sums due under this Article 6 shall be appropriately
                                         ---------
apportioned and prorated for any portion of the year during which this Lease shall be in force. In the event that this Lease shall expire at any time other than at the end of a calendar year, then within thirty (30) days after receipt of written statements reflecting the actual Operation and Maintenance Costs and Real Estate Taxes for the year in which such expiration occurs are submitted by Landlord to Tenant, either Landlord or Tenant shall pay to the other party the adjustment sum due. The provisions of this paragraph 6(g) shall survive the
                                           --------------
expiration of this Lease.

          (h) If the Building is less than 95% occupied during any portion or all of the Base Year or any Comparison Year, then Landlord shall adjust the Operation and Maintenance Costs for any such Year to an amount which reasonably reflects what the Operation and Maintenance Costs would have been for such Year had the Building been 95% occupied through such Year.

          (i)    The Additional Rent due under the terms and conditions of this
Article 6 shall be payable by Tenant without any setoff or deduction and shall
---------
be prorated as aforesaid during the first and last calendar years of the term, including any renewal thereof.

     7.   LATE PAYMENT. In the event that any payment required by Tenant under
          ------------
the provisions hereof shall not be paid when due or within ten (10) days after its due date, Tenant shall, upon demand, pay a late charge to Landlord of $.10 for each dollar so overdue and such late charge shall be deemed "Additional Rent" for all purposes under this Lease.

     8.   USE OF PREMISES. Tenant shall use and occupy the Premises for purposes
          ---------------
of software development and executive and administrative offices, and ancillary uses reasonably related thereto. Suite 120 shall be used as a software training facility. Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord. Tenant shall observe and comply with the Rules and Regulations attached hereto as Exhibit C and made part hereof. All such Rules and Regulations shall apply to Tenant and its employees, agents, licensees, invitees, subtenants and contractors.

     9.   COMMON AREAS. All parking areas, walkways, elevators, stairs,
          ------------
driveways, alleys, public corridors and fire escapes, and other areas, facilities and improvements as may be provided by Landlord from time to time for the general use, in common, of Tenant and other tenants, their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements.

     10.  ALTERATIONS AND TRADE FIXTURES, REMOVAL.
          ---------------------------------------

          (a) Except as expressly set forth to the contrary herein, Tenant has examined the Premises and agrees to accept them in their present "as is" condition, and Tenant agrees that neither Landlord nor Agent has made any representation as to the present or future condition of said Premises. Except as expressly set forth to the contrary herein, all work to be done or performed in or about the Premises shall be done by Tenant, at Tenant's sole cost and expense and in accordance with the provisions of this Article 10.
                                              ----------

          (b) Tenant shall not do any work in or about the Premises or make any alterations or additions thereto without the written consent of Landlord first had and obtained. All work consented to by Landlord, to be done or performed in or about the Premises by Tenant, whether prior to the Commencement Date or thereafter, shall comply with Landlord's design criteria and be consistent with the architectural and mechanical requirements of the Building, and shall be performed (i) at Tenant's sole cost and expense, (ii) in accordance with the plans and specifications prepared by and at the expense of Tenant and approved by Landlord, (iii) by contractors, subcontractors and materialmen approved by Landlord, and (iv) pursuant to bids approved by Landlord in its reasonable discretion. Upon completion of any such work, Tenant shall pay to Landlord an amount equal to five (5%) percent of the cost of such work, to reimburse Landlord for the cost of coordination and final inspection of the work. This 5% fee does not apply to Landlord's Work. During the course of performance of said work, Tenant will carry or cause to be carried such insurance as may from time to time be required by Landlord naming the Landlord and Landlord's agent as additional insureds and further providing that such insurance cannot be cancelled without thirty (30) days prior written notice to Landlord and Landlord's agent. Landlord shall require a guarantee by each of Tenant's prime contractors and materialmen for the benefit of the Landlord, Tenant and such other parties as Landlord shall designate that all work performed and materials and equipment furnished by such contractors will conform to the requirements of the plans and specifications as to the kind, quality, function of the equipment and characteristics of material and workmanship and will remain so for a period of at least one year from the date that the work has been completed, and in the event any deficiency, defects, faults or imperfections of materials, equipment or workmanship shall appear prior to the expiration of such one-year period, the contractor, upon receiving written notice thereof from Landlord or Tenant, will immediately correct and repair the same at the expense of such contractor; said guarantees to be effective whether or not any part of the aforesaid work has been subcontracted by the contractor.

          (c) Any consent by Landlord permitting Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's mechanics or their contractors or by any other tenant or its contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours written notice to Tenant.

          (d) All alterations, interior decorations, improvements or additions made to the Premises by Tenant, except for moveable furniture and trade fixtures, shall immediately become Landlord's property. So long as Tenant is not in default hereunder, Tenant shall have the right but, except as stated in the succeeding sentence, not the obligation to remove all moveable furniture and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, providing that Tenant repairs any damage caused to the Premises by said removal. Landlord, by notice to Tenant in writing at least one (1) month prior to the expiration of the Lease term, including any renewal thereof, may request that Tenant remove any of said movable furniture and trade fixtures caused to be installed by Tenant, and, if Landlord makes such request, Tenant shall remove on or before said expiration date such of said movable furniture and trade fixtures as are stated in such request and repair any damage caused to the Premises by said removal. In the event that Landlord request such removal and Tenant fails to remove same and repair any damage caused thereby on or before said expiration date, Tenant agrees to reimburse and pay Landlord, including reasonable charges for overhead, for the cost of removing same and repairing any damage to the Premises caused by said removal. All of said movable furniture and trade fixtures remaining on the Premises after said expiration date, or at such sooner termination date due to any default of Tenant, shall become the property of Landlord.

          11.    MECHANICS' LIENS AND INSURANCE. Prior to Tenant performing any
                 ------------------------------
construction or other work on or about the Premises for which a lien could be filed against the Premises or the Building, Tenant shall supply Landlord in every case with satisfactory evidence of the following items: (a) the procurement of all necessary permits and authorizations from the various governmental authorities having jurisdiction over the Premises; (b) the due filing of a satisfactory waiver against mechanics' liens executed by the contractor; and (c) workmen's compensation insurance, public liability insurance, and property damage insurance in amounts, form and content, and with companies satisfactory to Landlord. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged by payment, bond or otherwise, within ten (10) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged of record within such ten-day period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto. Tenant shall indemnify, defend and hold Landlord harmless against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or discharge.

          12.    CONDITION OF PREMISES. Tenant acknowledges and agrees that,
                 ---------------------
except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time substantially complete and in satisfactory condition, order and repair, subject to agreed upon punchlist items and latent defects.

     13.  BUILDING SERVICES.
          -----------------

          (a) Landlord shall provide, within its standards in existence as of the date hereof on each item, and at Landlord's expense, subject to Tenant's obligations specified in this Lease, the following services and facilities:

               (1) Air conditioning, ventilation and heating ("HVAC") from 8:00 AM to 6:00 PM Monday through Friday and from 8:00 AM to 6:00 PM Saturday, excluding all holidays observed by the State or Federal Government. Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC systems. In the event Tenant shall desire HVAC at any time other than as required under the Lease ("Overtime HVAC"), Tenant shall notify Landlord in writing at least forty-eight (48) hours prior to the commencement of such Overtime HVAC. Landlord shall provide such Overtime HVAC and Tenant shall pay, as additional rent, Landlord's then current charge for Overtime HVAC, within ten (10) days after receiving a bill therefor from Landlord, such bill to specify the time period to which it is applicable.

               (2) Furnish electricity for normal office use in the Premises, including lighting, telecommunications, personal computers and computer networks reasonably necessary for normal office use, for the use of Tenant in the Premises. Landlord shall install and maintain, at Landlord's expense, such meters as Landlord shall deem necessary to measure, respectively, consumption by Tenant and each other tenant of the Building of electrical energy in the respective areas of the Building leased to tenants or, alternatively, may estimate such consumption by other reasonable methods. Landlord shall not be liable in any way to Tenant for failure or defect in the supply or character of electric energy furnished to the Premises or to the Building by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason whatsoever not attributable to Landlord. Tenant agrees, to the extent, if any, in the future there is a requirement by the Pennsylvania Public Utility Commission or federal or state law as a necessary condition to the supply of electric energy to the Premises, to become an individually metered customer of such public utility, in which event, upon receipt of each bill to Tenant from such public utility for electric service to the Premises, Tenant shall pay directly to the public utility company the amount as may be determined owing, from time to time, based on a reading of such meters. Until such time as said public utility assumes direct billing responsibility, Tenant shall purchase all electricity used by Tenant, as measured by such meters or estimated by Landlord and pay for it, as "Additional Electric Rent," within ten (10) days after receiving bills therefor from Landlord, such bills to be submitted to Tenant by Landlord monthly and each bill to specify the time period to which it is applicable.

          The charge to Tenant for all electricity used in the Premises shall be equal to an equitable portion of the charges paid by Landlord for such electricity, plus reasonable administrative and billing charges.

          Tenant's use of electric energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In the event that Tenant shall require electric energy for use in the Premises in excess of that required for normal office use, and if, in Landlord's sole judgment, Landlord's facilities are inadequate for such additional requirements and if electric energy for such additional requirements is available to Landlord, Landlord, upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wires, risers, conduits, feeders and switchboards as reasonably may be required to supply such additional requirements of Tenant, provided (i) that the same shall be permitted by applicable laws and insurance regulations; (ii) that, in Landlord's reasonable judgment, the same are reasonably necessary to satisfy Tenant's additional requirements and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous hazardous condition or entail unreasonable alterations or repairs or interfere with or disturb other lessees or occupants of the Building and (iii) that Tenant, at Tenant's expense, shall concurrently with the making of such written request, execute and deliver to Landlord Tenant's written undertaking, with a surety and in form and substance reasonably satisfactory to Landlord, obligating Tenant to fully and promptly pay the entire cost and expense of so furnishing and installing any such additional wires, risers, conduits, feeders and/or switchboards.

          Tenant shall not install any equipment of any kind or nature whatsoever which would or might necessitate any changes, replacements or additions to any of the heating, ventilating, air-conditioning, electric, sanitary, elevator or other systems serving the Premises or any portion of the Building, or to any of the services required of Landlord under this Lease, without the prior written consent of Landlord, which shall not be unreasonably withheld, and in the event such consent is granted, such replacements, changes or additions shall be paid for by Tenant. At the expiration or earlier termination of the term hereof, Tenant shall pay Landlord's costs of restoring such systems to their condition prior to such replacements, changes or additions.

               (3) Maintenance of service of the public toilet rooms in the Building;

               (4)  Maintenance of floor coverings in the common area;

               (5)  Cleaning of outside and inside of exterior window panes;

               (6)  Cleaning and maintenance of common areas in the Building;

               (7) Continuous passenger elevator service during regular business days and hours, and service via at least one car at all other times;

               (8) Janitor service, including cleaning of space, dusting of furniture, desks and pictures, vacuuming, and removal of normal office trash. No janitor service shall be provided to computer rooms and storage rooms;

               (9) Tenant shall reimburse Landlord for all additional cleaning expenses incurred, including, but not limited to garbage and trash removal expense, over and above the normal cleaning provided by Landlord due to the presence of a lunch room within the Premises or the installation of food and beverage dispensing machines. No food or beverage dispensing machines shall be installed by Tenant without the prior consent of Landlord, which consent shall not be unreasonably withheld, so long as there is no other food or beverage service available to Tenant within the Building.

          (b) Landlord does not warrant that the services provided for in paragraph 13(a) hereof shall be free from any slowdown, interruption or stoppage
---------------
pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement or improvements of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord; and specifically, no such slowdown, interruption or stoppage of any of such services shall ever be construed as an eviction, actual or constructive, or Tenant, nor shall same cause any abatement of Base Rent or Additional Rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord be liable for damage to persons or property or be in default hereunder as a result of such slowdown, interruption or stoppage. Landlord agrees to use reasonable diligence to resume the service upon any such slowdown, interruption or stoppage.

     14.  ASSIGNMENT AND SUBLETTING.
          -------------------------
          (a)  Except as expressly permitted pursuant to this Article 14, Tenant
                                                              ----------
shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord by notice to Tenant, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of the Landlord. Notwithstanding the foregoing, a corporate Tenant may, without consent of the Landlord, assign this Lease to its parent or subsidiary in connection with a consolidation or merger of the Tenant, provided the same assignee assumes, in full, the obligation of Tenant under the Lease, and such assignment shall not relieve the assignor of its obligations under this Lease.

          (b) If at any time or from time to time during the term of this Lease Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord of such intent. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after receipt of Tenant's notice, of terminating this Lease (in the case of a proposed assignment) or of reacquiring the portion of the Premises proposed to be sublet and terminating the Lease with respect thereto (in the case of a proposed subletting). If the Landlord does not exercise such option, Tenant shall be free to sublet such space or assign this Lease to any third party subject to the following conditions:

               (1) Consent of Landlord shall be obtained, which consent shall not be unreasonably withheld;

               (2) If the space or Lease is not subleased or assigned within ninety (90) days from the expiration of Landlord's option as set forth above, or any subsequent option as provided in this paragraph 14(b)(2), Tenant shall, prior to entering
                           ------------------
into a sublease or an assignment, once again give Landlord notice and Landlord shall have twenty (20) days after the receipt thereof of terminating this Lease or reacquiring the applicable portion of the Premises and terminating the lease with respect thereto;

               (3) No sublease or assignment shall be valid and no subtenant or assignee shall take possession of the premises subleased or assigned until an executed counterpart of its assignment or sublease has been delivered to Landlord; and

               (4) No subtenant or assignee shall have a right further to sublet or assign.

          (c) One-half of any sums or other economic consideration received by Tenant as a result of any subletting or assignment (except rental or other payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet or assigned portion of the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions) whether denominated rentals under the assignment, sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease or assignment) shall be payable to Landlord as Additional Rent under this Lease without affecting or reducing any other obligation of Tenant hereunder. If such subleasing or assignment has been made without the consent of the Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this paragraph 14(c), but the receipt of such monies shall
                   ---------------
not be deemed to be a waiver of the provisions of this Article 14 with respect
                                                       ----------
to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder.

          (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one subletting or assignment shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent subletting or assignment of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease. Tenant agrees, in the event that (i) all or any part of the Premises are to be sublet by Tenant, or (ii) this Lease is to be assigned by Tenant, that the agent then authorized by Landlord to lease space in the Building shall (aa) have the exclusive right to act as agent of the Tenant in any such subletting or assignment, and (bb) be entitled to collect from Tenant the customary commissions for such services; provided, however, that in no such event shall Landlord be liable for the payment of any such commissions.

          (e) In the event that (i) the Premises or any part thereof are sublet and Tenant is in default under this Lease pursuant to the provisions of Article
                                                                        -------
25, or (ii) this Lease is assigned by Tenant, then, Landlord may collect rent
--
from the assignee or subtenant and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a waiver of the provisions of this Article 14 with respect to assignment and subletting, or the
                   ----------
acceptance of such assignee or subtenant as Tenant hereunder, or a release of Tenant from further performance of the covenants herein contained.

     15.  ACCESS TO PREMISES.  Landlord, its employees and agents shall have the
          ------------------
right to enter the Premises at all reasonable times during normal business hours and at any time in case of an emergency for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

     16.  REPAIRS.
          -------
          (a) Landlord shall make, at its sole cost and expense, all repairs necessary to maintain the Building structure, roof, foundation, footings, common areas, plumbing, heating, air conditioning and electrical systems, windows, floors (except carpeting) and all items which constitute a part of the Premises and are installed or furnished by Landlord; provided, however, that Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated under this Article 16 to repair
                                                           ----------
any damage caused by any act, omission, accident or negligence of the Tenant or its employees, agents, invitees, licensees, subtenants, or contractors.

          (b) Except as the Landlord is obligated for repairs as provided in paragraph 16(a), Tenant shall make, at its sole cost and expense, all repairs
---------------
necessary to maintain the Premises and shall keep the Premises and the fixtures therein in neat and orderly condition. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as Additional Rent, along with a ten (10%) percent service charge.

          (c) Landlord shall not be liable by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, additions or improvements in accordance with this Article 16 in or
                                                               ----------
to the Premises or the Building or to any appurtenances or equipment therein, except to the extent repairs are necessitated by the gross negligence or willful misconduct of Landlord. Landlord shall use good faith efforts to interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of rent because of such repairs, alterations, additions or improvements, except as provided in Article 21, and, except to the extent repairs are necessitated by
            ----------
the gross negligence or willful misconduct of Landlord.

     17.  INDEMNIFICATION AND LIABILITY INSURANCE.
          ---------------------------------------

          (a) Tenant shall indemnify, hold harmless and defend Landlord from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with, and Landlord shall not be liable to Tenant on account of, (i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (ii) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (iii) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Tenant, its agents, contractors, invitees or employees, except to the extent occasioned by the gross negligence or willful misconduct of Landlord, its agents, contractors or employees.

          (b) During the term of this Lease, including any renewal thereof, Tenant shall obtain and promptly pay all premiums for Comprehensive General Liability Insurance with broad form extended coverage including Contractual Liability Insurance against claims occurring upon in or about Premises with a minimum coverage of a combined single limit of $1,000,000.00, and all such policies and renewals thereof shall name the Landlord, Landlord's agent and the Tenant as insureds. All policies of insurance shall provide (i) that no material change or cancellation of said policies shall be made without ten (10) days prior written notice to Landlord and Tenant, and (ii) that any loss shall be payable notwithstanding any act or negligence of the Tenant or the Landlord which might otherwise result in the forfeiture of said insurance. On or before the Commencement Date applicable to each Suite, or such earlier date as Tenant shall be afforded access to the Premises, and thereafter not less than fifteen
(15) days prior to the expiration dates of said policy or policies, Tenant shall provide copies of policies or certificates of insurance evidencing coverages required by this Lease. All the insurance required under this Lease shall be issued by insurance companies authorized to do business in the State of Pennsylvania with a financial rating of at least an A- as rated in the most recent edition of Best's Insurance Reports and in business for the past five years. The aforesaid insurance limits may be reasonably increased from time to time by Landlord.

          (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by the Pennsylvania Standard Form of Fire Insurance Policy with extended coverage endorsement, whether or not such insurance is maintained by the other party. Tenant and Landlord agree to notify their respective insurers of the release of the subrogation claims.

     18.  WAIVER OF CLAIMS.  Except to the extent arising from their gross
          ----------------
negligence or willful misconduct, and subject to Article 4, Landlord and
                                                 ---------
Landlord's agents, servants, and employees shall not be liable for, and Tenant hereby releases and relieves

Landlord, its agents, servants, and employees from, all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors, or any other person, firm, corporation or entity, in or about or arising out of the Premises, from, without limitation,
(a) any fire, other casualty, accident, occurrence or condition in or upon the Premises or the Building; (b) any defect in or failure of (i) plumbing, sprinkling, electrical, heating or air conditioning systems or equipment, or any other systems and equipment of the Premises and the Building, and (ii) the elevators, stairways, railings or walkways of the Building; (c) any steam, gas, oil, water, rain or snow that may leak into, issue or flow from any part of the Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (d) the breaking or disrepair of any installations and equipment; (e) the falling of any fixture or any wall or ceiling materials; (f) broken glass; (g) latent or patent defects;
(h) the exercise of any rights by Landlord under the terms and conditions of this Lease; (i) any acts or omissions of the other tenants or occupants of the Building or of nearby buildings; (j) any acts or omissions of other persons; (k) any acts or omissions, including negligence, of Landlord, its agents, servants and employees; and (l) theft, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

     19.  QUIET ENJOYMENT.  Tenant's right to quiet possession of the Premises
          ---------------
shall not be disturbed by Landlord so long as Tenant shall pay rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to the provisions contained herein (e.g., Article 21 or 23).
        ----  ----------    --

     20.  NEGATIVE COVENANTS OF TENANT.  Tenant agrees that it will not do or
          ----------------------------
suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or any part thereof, or on the Building, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as Additional Rent, any and all increase or increases in premiums on insurance carried by Landlord on the Premises, or any part thereof, or on the Building, caused in any way by the occupancy of Tenant.

     21.  FIRE OR OTHER CASUALTY.
          ----------------------

          (a) If the Premises are damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord to at least as good a condition as that which existed immediately prior to such damage and the rent until such repairs shall be made shall be apportioned from the date of such fire or other casualty according to the part of the Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord's reasonable control. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges notice (i) that Landlord shall not obtain insurance of any kind on Tenant's furniture or furnishings, equipment, fixtures, alterations, improvements and additions, (ii) that it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) that Landlord shall not be obligated to repair any damage thereto or replace the same.

          (b) If the Premises, in the sole opinion of Landlord, are (i) rendered substantially untenantable by reason of such fire or other casualty, or
(ii) twenty (20%) percent or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain of the Lease term or any renewal thereof upon completion of the repairs or reconstruction, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from and after said occurrence, to elect not to reconstruct the Premises, and, in such event, this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the rent to be adjusted as of, and be payable only up to, said date.

          (c) If the Building, in the sole opinion of Landlord, shall be substantially damaged by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from and after said occurrence, to terminate this Lease, and, in such event, this Lease and the tenancy hereby created shall cease as of the date of said termination unless terminated as of the date of said occurrence in accordance with paragraph 21 (b), the rent to be adjusted as of, and be payable only up to,
     ----------------
the date of such termination.

          (d) If the Premises are damaged by fire or other casualty so as to render the same substantially untenantable by Tenant, and such damage is not restored within one hundred and twenty (120) days after Landlord adjusts the loss with its insurance company and receives the applicable insurance proceeds, or within one hundred eighty (180) days after the date of the fire or casualty, not including (in either case) delays caused by Tenant's acts or omissions, then Tenant may, by notice to Landlord, terminate this Lease, the rent to be adjusted as of, and be payable only up to, the date the damage was incurred.

     22.  SUBORDINATION.
          -------------

          This Lease is subject and subordinate to any mortgage hereafter placed on the Premises or the Building. In the event of the foreclosure of any such mortgage at the option of the mortgagee or the purchaser at foreclosure sale, Tenant agrees to attorn to and to recognize the mortgagee or the purchaser at foreclosure sale as Tenant's Landlord for the balance of the term of this Lease subject to all of the terms and provisions hereof. Tenant hereby agrees, however, that such mortgagee or the purchaser at foreclosure sale shall not be:

          (a)  liable for any act or omission of Landlord;

          (b) subject to any offsets or defenses which Tenant might have against Landlord;

          (c) bound by any rent or additional rent which Tenant may have paid to Landlord for more than the current month; or

          (d) bound by any amendment or modification of this Lease made without its consent. The aforesaid subordination and attornment provision shall be self-operative, however, Tenant agrees to promptly execute any other agreement submitted by Landlord in confirmation or acknowledgement of the same. Landlord agrees to seek an acknowledgement from the holder of any such mortgage to the effect that, so long as Tenant performs its obligations hereunder, Tenant's possession and enjoyment of the Premises shall not be disturbed as a result of such holder's exercise of any right it may have (including foreclosure) under such mortgage.

     23.  CONDEMNATION.
          ------------

          (a) If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for a period thereafter shall be refunded. In the event a portion only of the Premises or a portion of the Building shall be so taken (even though the Premises may not have been affected by the taking of some other portion of the Building) Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionately to the portion of the Premises taken.

          (b) In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and hereby waives all right against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses.

          (c) If, due to causes beyond Landlord's reasonable control, the Premises or the Building is declared unsafe by any duly constituted authority having the power to make such determination, or are the subject of a violation notice or notices requiring repair or reconstruction which are not the result of Landlord's gross negligence or willful misconduct, Landlord, at its option, may make the required repairs or may terminate this Lease, and in the latter event, Tenant shall immediately surrender said Premises to Landlord and thereupon this Lease shall terminate and the rent shall be apportioned as of the date of such termination.

     24.  ESTOPPEL CERTIFICATE.  Tenant shall, at any time and from time to time
          --------------------
and within ten (10) business days after request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified and amended and setting forth the modifications and amendments); (ii) certifying the dates to which Base Rent and Additional Rent have been paid, as well as Tenant's Percentage; (iii) either certifying that to the knowledge of the Tenant no default exists under this Lease or specifying each such default;
(iv) certifying the term of the Lease, any renewal term, and whether any renewal rights have been exercised; (v) certifying whether any hazardous substances have been used or stored by Tenant at the Premises, other than in a manner incidental to Tenant's permitted use and in compliance with all applicable laws and regulations; (vi) certifying any expansion or termination rights of Tenant as to the Premises and (vii) certifying such other matters as to the Premises, the Building, or Tenant as the party requesting such certification may reasonably require. It is the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser, title company or a prospective or current mortgagee of the Building, or by others, in any matter affecting the Premises.

     25.  DEFAULT.  The occurrence of any of the following shall constitute a
          -------
material default and breach of this Lease by Tenant:

          (a) If Tenant fails to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant and such failure continues for five (5) days after written notice from Landlord;

          (b) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

          (c) Failure by Tenant to comply with all of the obligations of Tenant under any preexisting lease for the Premises, or any part thereof, or other premises in the Building; or

          (d) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or insolvency law of a receiver or trustee of Tenant's property; or an assignment by Tenant for the benefit of creditors; or the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing of same.

     26.  REMEDIES.  Upon the occurrence of any such event of default specified
          --------
in Article 25:
   ----------

          (a) Landlord may cure for the account of Tenant any such default of Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus fifteen (15%) percent per annum interest from the date of any such expenditure;

          (b) Landlord may accelerate all Base Rent and Additional Rent due for the balance of the term of this Lease and declare the same, discounted to present value using a 7% discount rate, along with all sums past due, to be immediately due and payable. In determining the amount of any future payments due Landlord as a result of increases in Operation and Maintenance Costs and/or Real Estate Taxes, Landlord may make such determination based upon the amount of Operation and Maintenance Costs and/or Real Estate Taxes paid by Tenant for the full year immediately prior to such default;

          (c) Landlord may immediately proceed to collect or bring action for the whole rent or such part thereof as aforesaid, as being rent in arrears, or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof;

          (d) Landlord may re-enter and repossess the Premises breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, nor shall Landlord be liable for the loss of any property upon the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property, nor shall Landlord be responsible for the storage or protection of the same upon removal;

          (e) Landlord may, at any time after the occurrence of any event of default re-enter and repossess the Premises and any part thereof and attempt to relet all or any part of such Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant;

          (f) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five
(5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary Proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor;

          (g) In the event of termination of this Lease pursuant to provisions of paragraph 26(f), Tenant shall pay to Landlord all rental and other charges
   ---------------
payable hereunder due and unpaid to the date of termination;

          (h) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others;

          (i) When this Lease shall be determined by condition broken, either during the original term of this Lease, including any renewal thereof, and also when and as soon as the term hereby created, including any renewal thereof, shall have expired, it shall be lawful for any attorney as attorney for the Tenant to file an agreement for entering in any competent court an amicable action and judgment in ejection against Tenant and all persons or entities claiming under Tenant for the recovery by Landlord of possession of the Premises, for which this Lease shall be sufficient warrant; whereupon, if Landlord so desires, a writ of habere facias possessionem, may issue forthwith,
                               ------ ------ ------------
without any prior writ or proceeding whatsoever, and provided that, if for any reason after such action shall have been commenced the same shall be determined and the possession of the Premises shall remain in or be restored to Tenant, Landlord shall have the right, upon any subsequent default or defaults or upon the termination or expiration of this Lease, to bring one or more amicable action or actions to recover possession of the Premises. In any amicable action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth a copy of such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

          (j) If as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorney's fees and expenses so incurred by Landlord.

        27. REQUIREMENT OF STRICT PERFORMANCE. The failure or delay on the part
            ---------------------------------
of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of the party to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed, to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

        28. RELOCATION OF TENANT. Except during such periods as Tenant is
            --------------------
leasing not less than 8,000 aggregate rentable square feet of space in the Building (pursuant to this Lease and other leases), Landlord, at its sole expense, on at least 60 days prior notice, may require Tenant to move from the Premises to another suite of comparable size and equal or better decor in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in or coming into the Building; provided, however, that in the event of receipt of any such notice, Tenant by notice to Landlord may elect not to move to the other space and in lieu thereof to terminate this Lease. In the event of any such relocation, Landlord will pay all the expenses of preparing and decorating the new premises so that they will be of equal or better decor as compared to the Premises and the expense of moving Tenant's furniture and equipment, telephone service and signs to the relocated premises and costs of changing letterheads. Occupancy of the new premises shall be under and pursuant to the terms of this Lease.

        29. SURRENDER OF PREMISES; HOLDING OVER.
            -----------------------------------

            (a) This Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises on the last day of the term hereof, and Tenant waives the right to any notice of termination or notice to quit. Tenant covenants that upon the expiration or sooner termination of this Lease it shall without notice deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof, normal wear and tear excepted.

            (b) Upon the failure of the Tenant to surrender possession of the Premises upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord, as liquidated damages, an amount equal to one hundred fifty (150%) percent of the rent and additional rent required to be paid under this Lease as applied to any period in which Tenant shall remain in possession after expiration or sooner termination of this Lease. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this
Article 29 are an addition to and do not affect Landlord's right of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

        30. DELAY IN POSSESSION. In the event that the Premises are not ready
            -------------------
for Tenant's occupancy at the time herein fixed for the beginning of the term of this Lease, because of any alterations or construction now or hereafter being carried on either to the Premises or to the Building of which the said Premises form a part (unless such alterations are being done by Tenant or Tenant's contractor, in which case there shall be no suspension or proration of rental or other sums), or because of the non-completion of the Building, or because Landlord being itself a Tenant of the same Premises has not received possession thereof from its Landlord for any reason whatsoever, or because of the failure or refusal of the occupant of the said Premises who is or may be in possession immediately before the beginning of the term hereof to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by Government regulations or Governmental agencies, this Lease and the term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, but no rent or other sums herein provided to be paid by Tenant shall become due until the Premises are delivered by Landlord for Tenant's occupancy, and until that time the rental and other sums shall be suspended and pro rated. However, if the Premises have not been delivered to Tenant on or before January 15, 1998, subject to delays caused by Tenant's acts or omissions, Tenant may, by notice to Landlord at any time prior to such delivery, terminate this Lease.

        31. COMPLIANCE WITH LAWS AND ORDINANCES. The Tenant agrees that it will,
            -----------------------------------
at its sole cost and expense, promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and any and all departments thereof having jurisdiction over the Building, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting the Tenant's occupancy of the Premises or the business conducted therein.

        32. NOTICES. Wherever in this Lease it shall be required or permitted
            -------
that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be deemed to have been duly given or served only if in writing and either personally served or forwarded by Registered or Certified mail, postage prepaid, and addressed as follows:

        To Landlord:      Maplewood Office Center Limited Partnership
                          c/o BR Management, Inc.
                          1500 Market Street, Suite 3000
                          Philadelphia, PA 19103

        To Tenant:        ESPS
                          1300 Virginia Drive
                          Fort Washington, PA 19034

          Each such mailed notice shall be deemed to have been given to or served upon the party to which addressed on the date the same is deposited in the United States Registered or Certified Mail, postage prepaid, and properly addressed in the manner above provided. Either party hereto may change its address to which said notice shall be delivered or mailed by giving notice of such change to the other party hereto, as herein provided.

      33. PARKING. Tenant shall be entitled to a proportionate share of
          -------
unreserved vehicle parking spaces, provided, that at such times as Tenant is conducting training sessions in Suite 120, it shall be entitled to utilize up to 20 additional unreserved vehicle parking spaces, and further provided that a portion of the vehicle parking spaces may be designated by Landlord as visitor parking for the tenants of the Building. Except as otherwise designated by Landlord, parking spaces shall be available for the common use of the tenants, subtenants and invitees of the Building on a non-exclusive basis, subject to any reasonable restrictions from time to time imposed by Landlord. Tenant shall not use or permit its officers, employees or invitees to use any spaces which have been specifically reserved by Landlord to other tenants or for such other uses as have been designated by appropriate governmental entities as being restricted to certain uses. Tenant shall at all times comply and cause its officers, employees and invitees to comply with any parking Rules and Regulations as Landlord may from time to time reasonably adopt.

      34. WARRANTIES OF TENANT AND AGENT. Each of Landlord and Tenant warrants
          ------------------------------
to the other that it dealt and negotiated solely and only through Aegis Property Group, Agent respecting this Lease and with no other broker, firm, company or person, except (if none, state none"): None

          Each of Landlord and Tenant shall indemnify and hold the other harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against the other by reason of the falsity or error of the former's aforesaid warranty.

      35. FORCE MAJEURE. Landlord or Tenant shall be excused for the period of
          -------------
any delay, in the performance of any obligations hereunder, when prevented from so doing by cause or causes beyond its reasonable control which shall include, without limitation, all labor disputes, inability to obtain any material or services, civil commotion, or acts of God; provided, that in no event shall any such cause excuse Tenant's prompt payment of all amounts required of it hereunder.

      36. LANDLORD'S OBLIGATIONS. Landlord's obligations hereunder shall be
          ----------------------
binding upon Landlord only for the period of time that Landlord is in ownership of the building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. If any security deposit has been made by Tenant, Landlord may transfer such security to such successor and thereupon Landlord shall be discharged from any further liability in reference thereto.

      37. LANDLORD'S LIABILITY. Landlord shall have no personal liability under
          --------------------
any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of the Landlord in the Building for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any action of this Lease by Landlord.

      38. SUCCESSORS. The respective rights and obligations provided in this
          ----------
Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Article 14.
            ----------

      39. GOVERNING LAW. This Lease shall be construed, governed and enforced in
          -------------
accordance with the laws of the Commonwealth of Pennsylvania.

      40. SEVERABILITY. If any provisions of this Lease shall be held to be
          ------------
invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

      41. CAPTIONS. Any headings preceding the text of the several Articles and
          --------
paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

      42. GENDER. As used in this Lease, the word "person" shall mean and
          ------
include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

      43. EXECUTION. This Lease shall become effective when it has been signed
          ---------
by a duly authorized officer or representative of each of the parties and delivered to the other party.

      44. EXHIBITS AND RIDERS. Attached to this Lease and made part hereof, and
          -------------------
initialed on behalf of both parties simultaneously with the execution of this Lease, are Exhibits A to D inclusive.

      45. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Riders
          ----------------
hereto, contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto.

      46. LIMITATION OF USE. Tenant shall not use the Premises or any portion
          -----------------
thereof for any business which involves the operation of printing presses, dance studios, discotheques or exercise studios, nor shall Tenant engage in any other business in the Premises which may cause vibrations of a similar character and frequency to those caused by printing presses, dance studios, discotheques or exercise studios. Tenant shall not use in the Premises any x-ray equipment, electrical arc-welding devices, electrical equipment for the repair of radio transmitters, radar, pulse generators, displays utilizing neon or strobe lighting, and citizens band and other amateur radios (provided that this provision shall not prohibit Tenant from using any radio frequencies authorized for business use by the Federal Communications Commission).

Tenant agrees that Landlord, or its nominee, shall have the right at any time, and from time to time, to inspect the Premises for the purpose of detecting spurious radio emissions. In addition to the foregoing, Tenant may not conduct any business that is in the nature of a commercial bank, savings and loan association, loan company or safe deposit company, or conduct a foreign exchange or sale of travelers checks.

      47. CORPORATE AUTHORITY. If Tenant is a corporation, each individual
          -------------------
executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

      48. EXPANSION RIGHTS. During such period as Tenant is leasing not less
          ----------------
than 8,000 aggregate rentable square feet of space in the Building (pursuant to this Lease and other leases), to the extent that any space adjacent to, or directly across the hall from, the Premises becomes available for Lease on the first or second floor of the Building (the "Available Space"), before offering
                                            ---------------
the Available Space to any other prospective tenant, Landlord shall first offer the same to Tenant pursuant to terms and conditions which Landlord is willing to accept. If Tenant is interested in leasing the Available Space, Tenant must notify Landlord within ten (10) days after receipt of Landlord's notice that Tenant accepts Landlord's offer, whereupon Landlord and Tenant shall enter into a new Lease respecting Landlord's offer on substantially the same terms and conditions as are contained herein, modified to incorporate the terms of Landlord's offer. If Tenant does not timely accept Landlord's offer, or if Landlord and Tenant are unable to agree upon a form of Lease regarding the Available Space within thirty (30) days after Tenant's timely acceptance of Landlord's offer, then Landlord shall thereafter be free to Lease the Available Space to any other party, free and clear of any rights of Tenant hereunder. Tenant's rights under this paragraph 48 are subject to any rights in the Available Space of any other tenant of the Building existing prior to the date of execution of this Lease.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Lease and have initialed the Exhibits and any Riders hereto, in counterparts the day and year first above written.

ATTEST:                     "LANDLORD"

                            MAPLEWOOD OFFICE CENTER LIMITED
                            PARTNERSHIP, by its sole general partner, BERGEN OF FT. WASHINGTON, INC.


By: /s/ Arthur Lazuna          By: /s/ Samuel Jones
   ------------------          --------------------------------------
   Secretary                        Samuel Jones, Vice President

ATTESTS:                    "TENANT"

                            ELECTRONIC SUBMISSION PUBLISHING
                            SYSTEMS, INC.


By: /s/ Sonya Berry         By: /s/ Terrence A. Brennen
   ------------------          ----------------------------------
    Secretary               Its: President and C.E.O
                                ---------------------------------


[If Tenant is a corporation, Lease must be executed by the President or the Vice President as well as the Secretary and properly sealed. If Tenant is a partnership, all partners must execute the Lease and if Tenant is an individual or a partnership, all signatures must be witnessed.]

          AEGIS PROPERTY GROUP hereby executes this Lease to confirm its agreement with Article 34.
               ----------

                            AEGIS PROPERTY GROUP


                            By: /s/ [SIGNATURE ILLEGIBLE]
                               ----------------------------


                            Its: Executive Vice President
                                ---------------------------

                                  EXHIBIT "B"
                                LANDLORD'S WORK
                                ---------------


        (a) Landlord agrees, at its own cost and expense, to do the following work in the Premises:

Preparation of all plans, specifications, architectural and mechanical drawings and bid documents (the "Plans"), and construction of all interior improvements to the Premises in accordance with space plans to be agreed to by Landlord and Tenant (collectively, "Landlord's Work"); provided, that Landlord's cost of completing Landlord's Work shall in no event exceed the amounts set forth in paragraph (f) of this Exhibit ("Landlord's Fit-Out Cap"). To the extent the
                                ----------------------
actual total cost of completing Landlord's Work (the "Actual Fit-Out Cost")
                                                      -------------------
exceeds Landlord's Fit-Out Cap, Landlord shall so notify Tenant ("Landlord's
                                                                  ----------
Fit-Out Notice").  If the Actual Fit-Out Cost of Landlord's Work is $350,000.00
--------------
or less, Tenant shall be obligated, within five (5) days thereafter, to deposit with Landlord the difference between the Actual Fit-Out Cost and Landlord's Fit-Out Cap, which difference shall be collectible as Additional Rent pursuant to this Lease. If the Actual Fit-Out Cost of Landlord's Work is greater than $350,000.00, Tenant may elect to terminate this Lease by written notice to Landlord within 2 days after receipt of Landlord's Fit-Out Notice, accompanied by payment to Landlord of the sum of $3,500.00 toward the reimbursement of Landlord's out-of-pocket costs incurred in connection with the preparation of the Plans, in which event the parties shall have no further rights and obligations under this Lease, provided, however, that the 215 Lease and the 240 Lease shall remaining in effect or be automatically reinstated if superseded by this Lease.

        (b) Within ten (10) days after the execution of this Lease, Tenant shall furnish to the architect designated by Landlord complete information concerning any work to be performed by Landlord on Tenant's behalf. Such information must, in the opinion of Landlord, be reasonably consistent with the architectural and mechanical requirements of the Building. Upon receipt of such information from Tenant, and upon approval thereof by Landlord, the architect designated by Landlord shall prepare or cause to be prepared on Tenant's behalf and at Tenant's cost and expense architectural and mechanical drawings and specifications for said work. All such plans and specifications shall be expressly subject to Landlord's written approval, which approval shall not be unreasonably withheld.

        (c) Landlord may, but shall not be obligated, to perform, at Tenant's request, and upon submission of plans and specifications prepared by Tenant to the architect designated by Landlord, any additional work over and above that specified in (a) hereof, at Tenant's sole cost and expense as a tenant extra. Prior to commencing any such work requested by Tenant, Landlord shall submit to Tenant one or more written estimates of the cost of such work, including Landlord's fees for supervision, coordination and final inspection. If Tenant shall fail to approve an estimate for such work and pay the amount thereof within five (5) days of Landlord's submission thereof, such estimate shall be deemed disapproved by Tenant and Landlord shall not be authorized to proceed thereon. If Tenant shall approve an estimate, Landlord shall be authorized to proceed thereon and payment for such work so authorized

(including Landlord's fees aforesaid) shall be paid within five (5) days of such approval and shall be collectible as Additional Rent pursuant to this Lease.

        (d)  Anything in Article 3 of this Lease to the contrary
                         ---------
notwithstanding, Tenant's obligation to pay rent hereunder shall not commence until Landlord shall have substantially completed all work to be performed by Landlord as herein above set forth in (a) hereof; provided, however, that if Landlord shall be delayed in substantially completing the work to be done by Landlord as a result of (i) Tenant's failure to furnish complete information consistent, in Landlord's opinion, with the architectural and mechanical requirements of the Building in accordance with (b) hereof; or (ii) Tenant's request for materials, finishes or installations being inconsistent, in Landlord's opinion with, the architectural and mechanical requirements of the Building; or (iii) Tenant's changes in the plans and specifications or in the information supplied to the architect; or (iv) the performance of any act or omission by Tenant or any act or omission by any agent, servant, employee, contractor, subcontractor or materialmen of Tenant (each a "Tenant Delay"), then Tenant's obligation to pay rent hereunder shall be accelerated and advanced by the number of days of such delay.

        (e) Landlord shall substantially complete Landlord's Work in accordance with the construction schedule attached hereto as Schedule I (the "Construction Schedule"). The parties acknowledge that the Construction Schedule is tentative only and will more likely than not require adjustment. Landlord and Tenant shall, in good faith, as soon as reasonably possible following Landlord's determination of the Actual Fit-Out Cost, agree upon a final Construction Schedule. In the event that Landlord and Tenant are unable to so agree on a final Construction Schedule on or before that date which is 5 business days following the date of Landlord's determination of the Actual Fit-Out Cost, Tenant may elect to terminate this Lease by written notice to Landlord within 2 days following the expiration of such 5 business day period, accompanied by payment to Landlord of the sum of $3,500.00 toward the reimbursement of Landlord's out-of-pocket costs incurred in connection with the preparation of the Plans, in which event the parties shall have no further rights and obligations under this Lease, provided, however, that the 215 Lease and the 240 Lease shall remain in effect or be automatically reinstated if superseded by this Lease. In the event Landlord shall fail to deliver any portion of the Premises on or before the scheduled delivery date therefor, as set forth in the final Construction Schedule, other than by reason of force majeure or a Tenant Delay, Tenant shall be entitled to free rent equal to 2 the per diem Base Rent rate applicable to such Suite for each day delivery is so delayed, beginning on the Commencement Date applicable to such Fit-Out Suite.

        (f)  The amount of the Landlord=s Fit-Out Cap is $279,345.00

                                  EXHIBIT "C"
                             RULES AND REGULATIONS
                             ---------------------

                                  DEFINITIONS
                                  -----------

       1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include the Tenant and his agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and sender as the circumstances require. The word room" is to be taken to include the space covered by Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

                                  CONSTRUCTION
                                  ------------

       2. The streets, parking areas, sidewalks, entrances, lobbies, halls, passages, elevators, stairways and other common area provided by Landlord shall not be obstructed by Tenant, or used by him for any other purpose than for ingress and egress.

                                   WASHROOMS
                                   ---------

       3. Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.

                             INSURANCE REGULATIONS
                             ---------------------

       4. Tenant shall not do anything in the rooms, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any law, ordinance, rule or regulation affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by any public authority or by the Board of Fire Underwriters.

                              GENERAL PROHIBITIONS
                              --------------------

       5. In order to insure proper use and care of the Premises Tenant shall not:

          (a)  Keep animals or birds in the rooms.

          (b)  Use rooms as sleeping apartments.

          (c) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Landlord's consent. Signs on interior class doors will be painted only by the person designated by Landlord, the cost of the painting to be paid by Tenant.

          (d) Make improper noises or disturbances of any kind; sing, play or operate any musical instrument, radio or television without consent of Landlord, or otherwise do anything to disturb other tenants or tend to injure the reputation of the Building.

          (e) Mark or defile elevators, water-closets, toilet-rooms, walls, windows, doors or any other part of the Building.

          (f) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections; or drop anything other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

          (g) Cover or obstruct any window, skylight, door or transom that admits light.

          (h) Paint or paper the walls, floors, woodwork, or partitions without consent of Landlord.

          (i)  Operate any machinery other than small office equipment.

          (j)  Interfere with the heating or cooling apparatus.

          (k) Allow anyone but Landlord's employees or contractors to clean rooms.

          (l) Leave rooms without locking doors, stopping all office machines, and extinguishing all lights.

          (m) Install any shades, blinds, or awnings without consent of Landlord.

          (n)  Use any electric heating device without permission of Landlord.

          (o) Install call boxes, or any kind of wire in or on the Building without Landlord's permission and direction.

          (p) Manufacture any commodity, or prepare or dispense any foods or beverages, tobacco, drugs, flowers, or other commodities or articles without the written consent of Landlord.

          (q)  Secure duplicate keys for rooms or toilets, except from Landlord.

          (r)  [Intentionally Deleted]

          (s) Place any weights in any portion of the Building beyond the safe carrying capacity of the structure.

          (t) Enter any mechanical or electrical areas, telephone closets, loading areas, roof or building storage areas without the written consent of Landlord.

          (u)  Place door mats in public corridors without consent of Landlord.

                                   PUBLICITY
                                   ---------

       6. Tenant shall not use the name of the building in any way in connection with his business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices; and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

                             MOVEMENT OF EQUIPMENT
                             ---------------------

       7. Landlord reserves the right to designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or rooms, and to designate the location for temporary disposition of such items.

                               REGULATION CHANGES
                               ------------------

       8. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care, and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants, but Landlord shall enforce all rules and regulations on a uniform basis.

                                PUBLIC ENTRANCE
                                ---------------

       9. Landlord reserves the right to exclude the general public (but not Tenant's employees) from the Building upon such days and at such hours as in Landlord's judgment will be for the best interest of the Building and its tenants.

                                  EXHIBIT "D"

                           CONFIRMATION OF LEASE TERM
                           --------------------------

                                 (Sample Only)
                                 -------------



          THIS AGREEMENT, made the _____________ day of ___________, 199__ by and between ______________________ hereinafter referred to as "Landlord", Party of the First Part, and ______________ (hereinafter referred to as "Tenant"), Party of the Second Part

                                  WITNESSETH:

          WHEREAS, by Agreement of Lease dated the ___ day of ___ 199___, between the parties hereto, the Landlord leased to Tenant and Tenant leased and took from Landlord, for the term and upon the terms and conditions therein set forth, certain parts of a building known as

          WHEREAS, said Agreement of Lease provides that the parties shall execute a confirmation of the actual Commencement and Expiration Dates of the lease, when such dates have been determined.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree that the term of said Lease shall commence with respect to Suite __ on the ___ day of _____, 199__ and shall terminate at Midnight on the ___ day of ___ 199__ unless sooner terminated or extended as therein provided.

          The undersigned Tenant is in possession and occupation of the premises demised to it in the above mentioned building and further states that it commenced paying rent on the "Commencement Date" as set forth in said lease.
The lease is in full force and effect; the Landlord is not in default thereof; the premises as erected, as completed, are accepted by Tenant as being in accordance with the terms of the lease and there is no offset of rent.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused these presents to be signed by their corporate officers and have caused their proper corporate seals to be hereunto affixed, the day and year first above written.


ATTEST:                           "LANDLORD"

By:                               MAPLEWOOD OFFICE CENTER LIMITED PARTNERSHIP,
   -------------------            by its sole general partner, BERGEN OF FT.
   Secretary                      WASHINGTON, INC.

                                  By:
                                     --------------------------------
                                  Its:
                                      -------------------------------

                      (Signatures continued on next page)

ATTEST:                           "TENANT"


By:                               By:
   -------------------               --------------------------------
   Secretary                      Its:
                                      -------------------------------


[If Tenant is a corporation, Lease must be executed by the President or the Vice President as well as the Secretary and properly sealed. If Tenant is a partnership, all partners must execute the Lease and if Tenant is an individual or a partnership, all signatures must be witnessed.]